UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
          Act of 1934 Date of Report (Date of earliest event reported)
                           June 2, 2005 (May 31, 2005)

                           SYNAGRO TECHNOLOGIES, INC.

              Exact Name of Registrant as Specified in its Charter



                         Commission File Number 0-21054


         DELAWARE                                           88-0219860
--------------------------------                        -------------------
(State or other jurisdiction of                           (IRS Employer
Incorporation or organization)                          Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01       Entry Into a Material Definitive Agreement.

     On May 31, 2005, Mark A. Rome, the former Chief Development Officer of Synagro Technologies, Inc. (the "Company"), and the Company entered into a Supplement to Employment Agreement (the "Agreement").

     The Agreement is a supplement to Mr. Rome's Employment Agreement with the Company, which is filed as Exhibit 10.21 to the Company's Annual Report on Form 10-K for the year ended December 31, 2000, the amendment thereto (Agreement Concerning Employment Rights), which is filed as Exhibit 2.9 to the Company's Current Report on Form 8-K, dated February 17, 2000, and the amendment thereto (Amendment No. 2 to Agreement Concerning Employment Rights), which is filed as
Exhibit 10.27 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

     In accordance with Mr. Rome's Employment Agreement with the Company, as amended, the Company shall pay Mr. Rome his current salary of $210,000 in installments of $8,750 twice monthly beginning on April 15, 2005 and ending on March 31, 2006.

     The Agreement provides that effective as of the termination date, all of Mr. Rome's stock options shall immediately vest and shall be exercisable as set forth in his Employment Agreement. Mr. Rome shall be permitted to exercise and sell for cash the same percentage of his options then outstanding as the percentage of vested options the other members of the Company's senior management are permitted to exercise and sell in the Company's current offering, and the exercise price for all of Mr. Rome's options exercised and sold in such offering shall be $2.50 per share. The Company and Mr. Rome acknowledge and agree that in lieu of the exercise of such options and sale of shares in such offering, the Company may chose to pay Mr. Rome a cash payment equal to the spread between the net sale price in such offering and $2.50 per share for all such options that would otherwise have been exercised and sold by Mr. Rome in the offering. In the event the offering is not consummated on or before June 30, 2005, then the exercise price for all of Mr. Rome's options shall be $2.50 per share and such options shall be exercisable for a period of 90 days after June 30, 2005.

     The foregoing is a summary of the Agreement and is qualified in its entirety by the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01         Financial Statements And Exhibits

         (c)      Exhibits

    10.1 Supplement to Employment Agreement dated May 31, 2005 by and between Mark A. Rome and Synagro Technologies, Inc.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SYNAGRO TECHNOLOGIES, INC.


                                By: /s/     J. Paul Withrow
                                    -----------------------------------------
                                      (Senior Executive Vice President &
                                      Chief Financial Officer and Director)


Dated: June 2, 2005

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